                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Gaurav S. Dhillon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report, as amended, of the Company on Form 10-K/A for the period ended
December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report, as amended, on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of the Company.

                                         By:  /s/ Gaurav S. Dhillon
                                         ------------------------------
                                                Gaurav S. Dhillon
                                            Chief Executive Officer

I, Earl E. Fry, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report, as amended, of the Company on Form 10-K/A for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report, as amended, on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of the Company.

                                         By:     /s/ Earl E. Fry
                                         ------------------------------
                                                   Earl E. Fry
                                             Chief Financial Officer

Dated:  May 14, 2003